UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

Sensei Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39980	83-1863385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Research Blvd, Suite 125

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(240) 243-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SNSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Sensei Biotherapeutics, Inc. (the “Company”) on February 18, 2026 (the “Original Report”) in which the Company reported, among other events, the completion of the acquisition of Faeth Holdings Therapeutics, Inc., a Delaware corporation (“Faeth HoldCo”) and Faeth Therapeutics, LLC, a Delaware limited liability company and wholly owned subsidiary of Faeth HoldCo (“Faeth Subsidiary”). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited consolidated financial statements of Faeth Subsidiary (formerly Faeth Therapeutics, Inc., a Delaware corporation) as of and for the years ended December 31, 2025 and 2024; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of Faeth Subsidiary as of and for the years ended December 31, 2025 and 2024 and the related notes thereto have been audited by Deloitte & Touche LLP, Faeth Subsidiary’s independent auditor, as set forth in its report thereon, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)  Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated February 17, 2026, by and among Sensei Biotherapeutics, Inc., Sapphire First Merger Sub, Inc., Sapphire Second Merger Sub, LLC, Faeth Holdings Therapeutics, Inc. and Faeth Therapeutics, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

3.1	Certificate of Designation of Series B Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

10.1*	Form of Securities Purchase Agreement, dated as of February 17, 2026, by and among Sensei Biotherapeutics, Inc. and each investor listed on Exhibit A thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

10.2	Form of Registration Rights Agreement, by and among Sensei Biotherapeutics, Inc. and certain investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

Exhibit Number	Description

10.3	Employment Letter between the Company and Anand Parikh, effective February 17, 2026 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

10.4	Form of Stock Option Grant Notice and Stock Option Agreement for Inducement Grants Outside of the Sensei Biotherapeutics, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

23.1	Consent of Deloitte & Touche, LLP, Independent Registered Public Accounting Firm.

99.1	Press Release issued on February 18, 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

99.2	Investor Presentation, dated February 18, 2026 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 001-39980), filed with the SEC on February 18, 2026).

99.3	Audited Financial Statements of Faeth Therapeutics, Inc. as of and for the year ended December 31, 2025 and 2024 and the related notes thereto.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Sensei Biotherapeutics, Inc. as of and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2026	Sensei Biotherapeutics, Inc.

	By:	/s/ Christopher Gerry
Christopher Gerry
President and Principal Executive Officer